UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 8, 2011

MATTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

333 Continental Boulevard, El Segundo, California	90245-5012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 252-2000

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)	On March 8, 2011, Ronald L. Sargent notified the Chairman of our Board of Directors that he has decided not to stand for re-election as a director of the Company at the annual meeting of stockholders to be held on May 13, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC.

Date: March 11, 2011
	By:	/s/ Robert Normile
		Name:	Robert Normile
		Title:	Executive Vice President, Chief Legal Officer and Secretary